CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
             PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


	In connection with the Quarterly Report of OP-TECH Environmental Services, Inc. (the "Company") on Form 10-QSB for the quarter ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002 that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.



Date: August 14, 2002     /s/ Christopher J. Polimino
                          ---------------------------
                          Christopher J. Polimino
                          Chief Executive Officer
                          OP-TECH Environmental Services, Inc.

            CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
              PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


	In connection with the Quarterly Report of OP-TECH Environmental Services, Inc. (the "Company") on Form 10-QSB for the quarter ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002 that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.



Date: August 14, 2002     /s/ Douglas R. Lee
                          ------------------
                          Douglas R. Lee
                          Chief Financial Officer
                          OP-TECH Environmental Services, Inc.